SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: February 28, 2000





Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     Dr. George Campbell, Jr., was elected to the Board of Directors, effective February 17, 2000. Dr. Campbell is the President and Chief Executive Officer of the National Action Council for Minorities in Engineering.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)   Exhibits


23    Consent of PricewaterhouseCoopers LLP

27 Financial Data Schedule. (To the extent provided in Rule 402 of Regulation S-T, this exhibit shall not be deemed "filed", or otherwise subject to liabilities, or be deemed part of a registration statement.)

99.1 Consolidated balance sheet and statement of capitalization at December 31, 1999 and 1998, and related consolidated statements of income, of retained earnings, and of cash flows for each of the three years in the period ended December 31, 1999, and the notes thereto, of Consolidated Edison, Inc. and its subsidiaries ("1999 Financial Statements").

99.2 Report of PricewaterhouseCoopers LLP, dated February 17, 2000, relating to the 1999 Financial Statements.

99.3 Management's Discussion and Analysis of Financial Condition and Results of Operations, dated February 17, 2000 relating to the 1999 Financial Statements.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CONSOLIDATED EDISON, INC.



                                          By:   Hyman Schoenblum
                                                Hyman Schoenblum
                                                Vice President, Controller
                                                   and Chief Accounting Officer



DATE:  February 28, 2000